EXHIBIT 10(50)

WAIVER OF

AMENDED AND RESTATED REVOLVING AND TERM LOAN CREDIT AGREEMENT

This Waiver of Amended and Restated Revolving and Term Loan Credit Agreement (this “Waiver”) is executed effective as of September 29, 2003 (the “Effective Date”), by and among AZZ incorporated, a Texas corporation (“Borrower”), Bank of America, N.A., as Administrative Agent and Collateral Agent for Lenders (in such capacity, “Administrative Agent”), and other Agents and Lenders party hereto.

A. Borrower, Administrative Agent, and Lenders entered into that certain Amended and Restated Revolving and Term Loan Credit Agreement dated as of November 1, 2001, as amended by the First Amendment to Amended and Restated Revolving and Term Loan Credit Agreement dated as of April 4, 2002 and the Second Amendment to Amended and Restated Revolving and Term Loan Credit Agreement dated as of March 7, 2003 (as the same may be further amended, modified, supplemented, restated or amended and restated from time to time, the “Credit Agreement”).

B. Borrower has requested that Administrative Agent and Lenders waive compliance by Borrower with Section 9.29(d)(iii) of the Credit Agreement for and only for the three-month period ending on September 30, 2003.

C. Administrative Agent and Lenders have agreed to grant such waiver subject to and upon the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

Section 2. Waiver. Effective as of the Effective Date, Administrative Agent and Lenders hereby waive compliance by Borrower with Section 9.29(d)(iii) for and only for the three-month period ending on September 30, 2003 and agree that noncompliance by Borrower with such Section for such period shall not constitute a Default. This waiver is specific and shall not constitute the waiver or consent by Administrative Agent or any Lender of or to any other matter requiring the consent or waiver of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document.

Section 3. Conditions to Effectiveness. This Waiver shall become effective as of the Effective Date when and if Administrative Agent has received the following:

(a) this Waiver, duly executed by Borrower, each Guarantor, Required Lenders and Administrative Agent; and

(b) such other assurances, certificates, documents, consents and opinions as the Administrative Agent may reasonably require.

Section 4. Representations and Warranties of Borrower. Borrower represents and warrants to Lenders and Administrative Agent as follows:

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(a) The execution, delivery and performance by Borrower of this Waiver have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval not heretofore obtained of any director, stockholder, security holder or creditor of Borrower, (ii) violate or conflict with any provision of Borrower’s Articles of Incorporation, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or leased or hereafter acquired by Borrower, (iv) violate any Laws applicable to Borrower or (v) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other material agreement to which Borrower is a party or by which Borrower or any of its Property is bound or affected.

(b) No authorization, consent, approval, order license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under applicable Law the execution, delivery and performance by Borrower of this Waiver.

(c) This Waiver has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

(d) The representations and warranties of Borrower contained in Section 8 of the Credit Agreement are true and correct in all material respects as though made on and as of the Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

(e) No Default exists after giving effect to this Waiver.

Section 5. Reference to and Effect on Loan Documents.

(a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or any other expression of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as waived by this Waiver.

(b) Except as specifically waived hereby, all provisions of the Credit Agreement and all Collateral Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

(d) Borrower (i) ratifies and confirms all provisions of the Loan Documents applicable to Borrower, and (ii) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent under the Loan Documents by Borrower are not released, reduced, or otherwise adversely affected by this Waiver and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation.

Section 6. Costs and Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Waiver and the other instruments and documents to be delivered hereunder, including the reasonable fees

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and out-of-pocket expenses of counsel for Administrative Agent with respect thereto and with respect to advising Administrative Agent as to its rights and responsibilities hereunder and thereunder.

Section 7. Execution in Counterparts. This Waiver may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Waiver, when countersigned by the parties hereto, shall be a “Loan Document” as defined and referred to in the Credit Agreement and the other Loan Documents.

Section 8. Governing Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

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Section 9. ENTIRETY. THIS WAIVER, THE CREDIT AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

AZZ incorporated

By:	/s/ Dana Perry

Name: Dana Perry Title: Vice President

Signature Page to Waiver

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Suzanne M. Paul

Name: Suzanne M. Paul Title: Vice President

Signature Page to Waiver

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Steven A. Mackenzie

Name: Steven A. Mackenzie Title: Vice President

Signature Page to Waiver

COMERICA BANK – TEXAS

By:	/s/ Corey R. Bailey

Name: Corey R. Bailey Title: Vice President

Signature Page to Waiver

WASHINGTON MUTUAL BANK, FA

By:	/s/ Randy Woods

Name: Randy Woods Title: Vice President

Signature Page to Waiver

To induce Administrative Agent and Lenders to enter into this Waiver, the undersigned consent and agree (a) to its execution and delivery and terms and conditions thereof, (b) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, charges, guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waive notice of acceptance of this Waiver, which Waiver binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent, Lenders, and their respective successors and permitted assigns.

GUARANTORS:

AZTEC INDUSTRIES, INC.

THE CALVERT COMPANY, INC.

GULF COAST GALVANIZING, INC.

ARKGALV, INC.

ARBOR-CROWLEY, INC.

ATKINSON INDUSTRIES, INC.

AZTEC INDUSTRIES, INC. - MOSS POINT

AUTOMATIC PROCESSING INCORPORATED

ARIZONA GALVANIZING, INC.

HOBSON GALVANIZING, INC.

CGIT WESTBORO, INC.

WESTSIDE GALVANIZING SERVICES, INC.

CARTER AND CRAWLEY, INC.

CENTRAL ELECTRIC COMPANY

CENTRAL ELECTRIC MANUFACTURING COMPANY

ELECTRICAL POWER SYSTEMS, INC.

CLARK CONTROL SYSTEMS, INC.

AZTEC MANUFACTURING PARTNERSHIP,  LTD.

By:   AZZ GROUP, LP, its General Partner

By: AZZ GP, LLC, its General Partner

Aztec Manufacturing – Waskom Partnership, Ltd.

By:   AZZ GROUP, LP, its General Partner

By: AZZ GP, LLC, its General Partner

Signature Page to Waiver

RIG-A-LITE PARTNERSHIP, LTD.

By:   AZZ GROUP, LP, its General Partner

By: AZZ GP, LLC, its General Partner

INTERNATIONAL GALVANIZERS PARTNERSHIP, LTD.

By:   AZZ GROUP, LP, its General Partner

By: AZZ GP, LLC, its General Partner

DRILLING RIG ELECTRICAL SYSTEMS CO. PARTNERSHIP, LTD.

By:   AZZ GROUP, LP, its General Partner

By: AZZ GP, LLC, its General Partner

AZZ GROUP, LP

By:   AZZ GP, LLC, its General Partner

AZZ GP, LLC

AZZ LP, LLC

By:	/s/ Dana L. Perry
Dana L. Perry, Secretary

AZZ HOLDINGS, INC.

By:	/s/ Mike McLain

Mike McLain, President

Signature Page to Waiver